COLONIAL TRUST COMPANY
5336 NORTH 19TH AVENUE
PHOENIX, ARIZONA 85015
(800) 486-6888



NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
September 24, 1998




     The Annual Meeting of  Shareholders of Colonial Trust
Company, an
 Arizona corporation(the "Company"), will be held at 10:00 a.m.
local time
 on Thursday, September 24, 1998, at theCompany's headquarters at 5336 North
 19th Avenue in Phoenix, Arizona, for the following purposes:

     l. Election of Directors. To elect four directors to serve until the next annual meetingof shareholders and until their successors are elected and qualified;

     2. Reverse Stock Split. To approve a one-for-ten reverse stock split of the Company'sCommon Stock; and

     3. Other Business. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the
 Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on July 30,
1998 are entitled to notice of and to vote at the meeting.

     All shareholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-paid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she previously has returned a proxy.


 The Company's Annual Report for the fiscal year ended March
31, 1998
 accompanies this Notice and Proxy Statement.


                           Sincerely,



                       Cecil E. Glovier
                           Secretary
 Phoenix. Arizona
 August 17 , 1998

                     COLONIAL TRUST COMPANY



                        PROXY STATEMENT



 VOTING AND OTHER MATTERS

 General

 The enclosed proxy is solicited on behalf of Colonial Trust
Company,
 an Arizona  corporation (the "Company"), by the Company's
Board of Directors
 (the "Board of Directors") for use at the Annual Meeting of
Shareholders to
 be held at 10:00 a.m. local time on Thursday, September 24,
1998
 (the "Meeting"), or at any adjournment thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of
 Shareholders. The Meeting will be held at the Company's headquarters at
 5336 North 19th Avenue, Phoenix,Arizona.

     These proxy solicitation materials were first mailed on or about
 August 17, 1998 to all shareholders entitled to vote at the Meeting.

 Voting Securities and Voting Rights

     Shareholders of record at the close of business on July
30, 1998
 (the "Record Date") are entitled to notice of and to vote at the Meeting
 ("Shareholders"). On the Record Date, 7,698,099 shares of
Company Common
 Stock were issued and outstanding. The presence, in person or by proxy, of the holders of a majority of the total number of shares of
 Common Stock outstanding
 on the Record Date constitutes a quorum for the transaction of business at the Meeting.

     At the Meeting, four persons are to be elected to serve as directors of the Company. Shareholders possess cumulative voting rights in the election of directors, and each Shareholder present at the meeting either in person or by proxy will have an aggregate number of votes in the election of directors equal to the number of directors to be elected at the
 Meeting (four) multiplied
 by the number of shares of Company Common Stock held by such Shareholder on the record date. All such votes may be cast for one director or distributed among such directors up for election as the Shareholder may choose. Assuming that a quorum is present, in the election of directors, the nominees receiving the highest number of affirmative votes shall be elected as directors.

     On all matters to be voted on at the Meeting other than the election of directors, each

 Shareholder voting at the Meeting, either in person or represented by proxy, may cast one vote per share of Common Stock held.
Because the
 proposed one-for-ten reverse split of the Company's Common
Stock would be
 effected pursuant to an amendment to the Company's Articles of Incorporation, the reverse split proposal must be approved by the
 affirmative vote of
 a majority of the outstanding shares of the Company's Common
Stock.

 Voting of Proxies

     Votes cast in person or by proxy at the Meeting will be tabulated by the election
 inspector(s) appointed for the Meeting. When a proxy is properly executed and returned, the shares it represents will be voted at the Meeting as directed. A Shareholder may indicate on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter (a "broker non-vote").
Abstentions
 and broker non-votes are each tabulated separately. The election inspector(s) will determine whether a quorum is present at the Meeting.
 In general, Arizona law provides that a majority of the shares entitled to vote, whether present in person or represented by proxy, constitutes a quorum. Abstentions and broker non-votes of shares that are entitled to vote are treated as shares that are present in person or represented by proxy for purposes of determining the presence of a quorum.
In determining
 whether a proposal has been approved, abstentions of shares that are entitled to vote are treated
 as present in person or represented by proxy, but not as voting for such proposal and hence have the same effect as votes against such proposal, while broker non-votes of shares that are entitled to vote are not treated as present in person or represented by proxy, and hence have no effect on the vote for such proposal.

 Revocability of Proxies

     Any person giving a proxy may revoke the proxy at any time before its use by delivering to the Company written notice of revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

 Solicitation

     The Company will pay all expenses of this solicitation.
In addition,
 the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of the Company's directors and officers, personally or by telephone or facsimile, without additional compensation.



                     ELECTION OF DIRECTORS

 Nominees

     A board of four directors is to be elected at the Meeting. Shareholders possess cumulative voting rights in the election of directors, and each
 Shareholder present at the Meeting either in person or by proxy will have an aggregate number of votes in the election of directors equal to the number of directors to be elected (four) multiplied by the number of shares of Company Common Stock held by such Shareholder on the record date.
 All such votes may be cast for one director or distributed among such directors up for election as the Shareholder may choose.
Unless
 otherwise instructed, the proxy holders will vote the proxies received by them equally for each of the nominees named below. All of the nominees are currently directors of the Company. In the event that any such nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the current Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director at the Meeting will continue until the next annual meeting of shareholders and until a successor has been elected and qualified.

     The following table sets forth certain information regarding the nominees for directors of the Company:

       Name             Age                Positions Held

Lynn R. Camp             61        Chairman of the Board
Michael W. Borger        43        Director
Gerald G. Morgan, Jr.    42        Director
John K. Johnson          40        President, Chief Executive
Officer and

                              Director
     Mr. Johnson is currently, and has been since August 1991, President and
 Chief Executive Officer of the Company.  Prior to being named
President and
 Chief Executive Officer, Mr.Johnson served as Vice President of the Company from June 1990 to August 1991. He has served as a director of the Company since November 1995, when he was appointed by the Company's directors to fill a vacancy on the Board of Directors.

     Mr. Camp is currently, and has been since October 1990, Chairman of the
 Board of Directors.  He has served as a director since June
1990. Since
 1977, he has served as President, Chief Executive Officer and a director of Turnkey Computer Systems, Inc. ("Turnkey Computer"). Turnkey Computer sells computer equipment and software, and furnishes
 computer maintenance and repair services, in Amarillo, Texas.

     Mr. Borger has served as a director of the Company since
June 1990.
 From June 1990 to August 1991, he served as President of the Company.
 Mr. Borger has been President, Chief Executive Officer and a director of
 Turnkey Leasing Corp. ("Turnkey Leasing") since 1979. Turnkey
Leasing,
 located in Amarillo, Texas, leases computers, general office equipment and construction equipment, and makes business loans.

      Mr. Morgan has served as a director of the Company since
October 1990.
 Mr. Morgan is a partner in the law firm of Burdett, Morgan and Thomas in
 Amarillo, Texas, where he has practiced since 1985.

 Meetings and Committees of the Board of Directors

     The Company's Board of Directors met 12 times during the fiscal year ended March 31, 1998. The Company does not maintain a compensation committee. However, the Company's Board of Directors met in March 1998 to
 review the performance of the Company's executive officers and make decisions regarding fiscal goals for the fiscal year ending
March 31, 1999
 and compensation of such individuals.

     The Company's Bylaws authorize the Board of Directors to appoint from its members one or more committees composed of one or more directors. The
 Board of Directors has appointed a standing Trust and Investment Committee and a standing Prohibited Transactions Committee.

     The Trust and Investment Committee must be comprised of at least two directors, at least one of which must be a non-employee director. The members of the Trust and Investment Committee are currently
Messrs. Camp,
 Borger, Morgan and Johnson.  The Trust and Investment
Committee is
 responsible for overseeing the Company's investment and disposition of property and funds held in a fiduciary capacity. The Trust and Investment
 Committee met 12 times during the fiscal year ended March 31, 1998.

     The Prohibited Transactions Committee must be comprised of at least two directors, one of which must be a non-employee director. The members of the
 Prohibited Transactions Committee are Messrs.  Camp and
Johnson. The
 Prohibited Transactions Committee is responsible for reviewing all Company transactions involving IRA or SEP accounts to determine the Company's compliance with Internal Revenue Code rules and regulations applicable to such accounts. The Prohibited Transactions Committee met 12 times during the fiscal year ended March 31, 1998.

     The Personal Trust and Investment Committee is comprised of three or more members, at least one of which must be a director of the Company.
 The members of the Personal Trust and Investment Committee are Messrs. A. R. Olson, Chris Olson and Johnson. The Personal
Trust and
 Investment Committee is responsible for approving the opening and closing of accounts, reviewing investment sales and purchases, and reviewing and approving discretionary distributions for accounts serviced by the
 Company's Personal Trust Division.  The Personal Trust and
Investment
 Committee met 12 times during the fiscal year ended March 31, 1998.

 Director Compensation and Other Information

     The Company's non-employee directors receive $200 per month and $100 for each Board meeting attended for their services as Board members. Each non-employee director receives $100 for each Committee meeting attended.
 Such compensation for Mr. Camp, the Company's

 Chairman, totaled $6,400 for the fiscal year ended March 31, 1998.
 Compensation to Messrs. Borger and Morgan, the Company's other non-employee directors, totaled $5,100 to each director in the fiscal year ended
 March 31, 1998.

     On January 1, 1998, each of the Company's non-employee directors received options to purchase 15,000 shares of Common Stock at an exercise price of $.30 per share.

                     EXECUTIVE COMPENSATION

 Summary of Cash and Other Compensation

     The following table sets forth certain information concerning compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer (the "Named Executive
Officer").  The
 Company has no executive officer whose salary, bonuses and other compensation earned during the fiscal year ended March 31, 1998 exceeded
 $100,000:

                   Summary Compensation Table

 Annual Compensation                   Long-Term Compensation

                         Salary     Bonus     Securities
Underlying All Other
 Name and Position   Year ($)         ($)
Options/SAR's (#)

 John K. Johnson--   1998 $80,000  $19,444               --
 President and       1997  80,000    12,872           300,000(a)
 Chief Executive     1996  55,000      8,811             --
 Officer
         __________________________________
 (a) On July 1, 1996, Mr. Johnson was granted incentive stock options to purchase 300,000 shares of the Company's Common Stock at an exercise price of $ .25 per share. Options to purchase 150,000 shares vested immediately upon grant, and options to purchase 50,000 shares vested on
 July 1, 1997 and July 1,1998. Options to purchase the remaining 50,000 shares vest on July 1, 1999.
     The following table sets forth information concerning (a) stock option exercises during the fiscal year ended March 31, 1998 by the Company's
 Named Executive Officer and (b) the value of unexercised stock options held by the Named Executive Officer at March 31, 1998.

   AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND OPTION
                  VALUES AS OF MARCH 31, 1998

                                   Securities Underlying
ValueofUnexercised
                                     Unexercised Options In-the
Money Options
                   Shares            at Fiscal Year End  at
Fiscal Year End($)
 Name and        Aquired on  Value   (#)Exercisable/
Exercisable/
 Position       Exercise(#) Realized($) Unexercisabl
Unexercisable

 John K. Johnson--   0          $0     200,00/100,000
$10,000/$5,000
 President
 and Chief Executive

         SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS,
                DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March
1, 1998 by
 (i) each director and nominee for director, (ii) each executive officer listed in the "Summary Compensation" table above, (iii) all directors and executive officers as a group, and (iv) each person who is known to the
 Company to own beneficially more than five percent of the Company's Common
 Stock:


  Name and Address          Shares              Percent
 of Beneficial Owner        Owned                Owned

Lynn R. Camp            151,604 shares            2.0%
3517 Tripp
Amarillo, Texas 79121

Michael W. Borger       100,718 shares             1,3%
1602 S. Travis
Amarillo, Texas 79102

Gerald G. Morgan, Jr.   100,100 shares            1.3%
4705 Olsen
Amarillo, Texas 79106

John K. Johnson (2)     330,781 shares            4.3%
2414 E. Clark Road
Phoenix, Arizona 85024

William and Sue Johnson  436,581 shares           5.7%
14001 Interstate 27
Amarillo, Texas 79119

Directors and Executive 1,676,572 shares          21.8%
Officers as a
Group (4)
        __________________________________
     (1) A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from the date set forth above through the exercise of any option, warrant, or right. Shares of Common
Stock subject
 to options, warrants, or rights which are currently exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options, warrants or rights, but are not deemed outstanding for computing the percentages of any other person. The amounts and percentages are based upon 7,698,099 shares of Common Stock outstanding on
 July 30, 1998.

     (2) The total for Mr. Johnson includes 250,000 shares of Common Stock subject to immediately exercisable options which have an exercise price of
 $ .25 per share.

     (3)  Includes 350,323 shares owned by Amberwood Management
Company
 ("Amberwood"). Mr. and Mrs. Johnson, through trusts of which they are the sole trustees, own all of the issued and outstanding shares of capital stock of Amberwood. Mr. and Mrs. Johnson control the disposition of the shares owned by Amberwood and may be deemed to be the beneficial owners of the shares owned by Amberwood.

     (4) The total for all directors and executive officers as a group includes 578,290 shares
 subject to unexercised options that are exercisable on July
30, 1998 or
 within 60 days thereafter.


                  REVERSE STOCK SPLIT PROPOSAL

 Summary of Proposed Reverse Stock Split

     The Company's Board of Directors has unanimously adopted a resolution
 recommending submission of a proposal to effect a reverse
split of the
 Company's Common Stock (the "Reverse Split Proposal") to the
Company's
 Shareholders for their authorization and approval.  If
approved, the
 Reverse Split Proposal would effect a one-for-ten reverse
split (the
 "Reverse Split") of the Company's outstanding shares of Common
Stock
 through an amendment to the Company's Articles of Incorporation (the "Reverse Split Amendment") which maintains the Company's
Common Stock
 as no par value capital stock and the authorized number of
Shares of Common
 Stock at 25,000,000.   The Reverse Split Proposal may be
abandoned by the
 Board of Directors at any time before or after the Annual
Meeting and prior
 to the effective date of the Reverse Split Amendment (the
"Effective Date")
 if for any reason the Board of Directors deems it advisable.
Furthermore,
 the Board may, in its discretion, delay the Effective Date for such period of time as it deems advisable. The Effective Date will be the date the
 Reverse Split Amendment is filed with the Arizona Secretary of State.

     As a result of the Reverse Split, the total number of shares of Common
 Stock held by each shareholder of record on the Effective Date would be automatically converted into an amount of whole shares of Common Stock equal to the number of shares owned prior to the Reverse Split divided by ten, together with cash based on the Market Value (hereinafter defined) of the Company's Common Stock in lieu of any fractional shares.
Each
 Shareholder's percentage ownership interest in the Company and proportionate voting power would remain unchanged except for minor
 differences resulting from the Company's purchase of fractional shares.
 The rights and privileges of the holders of Common Stock would be substantially unaffected by adoption of the Reverse Split
Proposal.

 Cash Payment in Lieu of Fractional Shares

     In lieu of issuing fractional shares resulting from the Reverse Split, the Company will purchase each such fractional share at the average of the closing prices of the Company's Common Stock for the 20 trading days immediately preceding the Effective Date (the "Market Value").
  No
 brokerage commissions will be payable by the holders who receive cash in lieu of fractional shares.

 Reasons for the Reverse Split Proposal

     It is anticipated that, following consummation of the Reverse Split, the shares of Common Stock will trade at a price per share which is significantly higher than the market price to the Reverse
Split.  However,
 there can be no assurance that the shares will trade at a price which is ten times the market price prior to the Reverse Split.

     Although there can be no assurance in this regard, the Company's Board of Directors believes that the anticipated increased price level resulting from the Reverse Split should improve the marketability of the Company's
 Common Stock. Moreover, the Company's Board of Directors believes that the
 Reverse Split will significantly enhance the Company's ability to achieve a listing of its Common Stock on a regional securities exchange such as the Chicago Stock Exchange or the Philadelphia Stock
Exchange.
 However, the Company's Board of Directors believes that the Reverse Split will not be sufficient to cause the Company to immediately satisfy the requirements for initial listing on any of the above regional stock exchanges. Based on the current listing standards for the above exchanges, however, the
 Company's Board of Directors believes that (a) the Company's
Common Stock
 will likely meet
 the minimum price per share requirements of such exchanges, provided the
 Company's Common
 Stock trades at a price at least ten times its existing per share price following the Reverse Split
 (of which there may be no assurance), and (b) the Company will likely meet all of the current
 requirements for listing on the Chicago Stock Exchange and the Philadelphia
 Stock Exchange at the conclusion of its fiscal year ending on March 31,
 1999, although there may be no assurance in this regard.
Additionally, one
 or both of such Exchanges could increase their listing requirements to include criteria that the Company will not be able to satisfy at the end of its fiscal year ended March 31, 1999, or at any time in the future. The
 Company's Board of Directors may abandon the Reverse Split at any time prior to the Effective Date for any reason at the Board's discretion.

 Principal Effects of the Reverse Split

     Shareholders have no right under Arizona law or under the Company's
 Articles ofIncorporation or Bylaws to dissent from the Reverse
Split, or to
 dissent from the payment of cash in lieu of fractional shares.

     On the Effective Date, each Shareholder who owns fewer than ten shares of Common Stock will have only the right to receive cash based on the
 Market Value in lieu of receiving a fractional share. The interest of each such Shareholder in the Company will thereby be terminated, and he or she will have no further right to vote as a shareholder or share in the assets or any future earnings of the Company. Each Shareholder who owns ten or more shares of Common Stock on the Record Date will continue as a shareholder of the Company with respect to the whole shares of Common Stock that he or she receives following the Reverse Split, with only the right to receive cash based upon the Market Value with respect to any fractional shares resulting from the Reverse Split.

     The Company currently has authorized 25,000,000 shares of Common Stock.
 The number of shares of authorized Common Stock will not be changed by the
 Reverse Split Proposal. As of July 30, 1998, 7,698,099 shares of Common
 Stock were issued, none of which shares were held by the Company as treasury stock. Based on the Company's best estimates, there will be approximately 769,809 shares of Common Stock outstanding following the
 Reverse Split.

      After the Reverse Split, the Company would have 25,000,000 authorized, and approximately 24,230,191 authorized but unissued, shares of Common
 Stock.  Accordingly, in effect, approval of the Reverse Split
Proposal
 constitutes approval of an increase in the number of authorized shares of
 Common Stock available for issuance. Such shares could be issued in the future for such corporate purposes and on such terms and conditions as the
 Board deems advisable without further action by the Company's shareholders, unless shareholder action is required by applicable law. Such corporate purposes could include financings, acquisitions, stock splits, stock dividends, incentive and employee benefit plans, and other purposes. The
 Company has no plans to issue additional shares for the above or other purposes.

     In addition to such corporate purposes, the authorized shares of Common
 Stock could be used to make more difficult a change in control of the
 Company. Under certain circumstances, the Board could create impediments to a takeover by causing such shares to be issued to a holder or holders who might side with the Board in opposing a takeover bid. In this regard, the Board could issue shares to a holder that would thereby have sufficient voting power to assure that certain types of proposals would not receive the requisite shareholder vote, including any proposal to remove directors, to accomplish certain business transactions opposed by the Board, or to alter,amend or repeal provisions in the Company's Articles of Incorporation or Bylaws relating to any such action. Furthermore, the existence of such shares could have the effect of discouraging any attempt by any person or entity to acquire control of the Company, since the issuance of such shares could dilute the Common Stock ownership interest of such person or entity.
 The Company is not aware of any existing or planned efforts to take over control of the Company.

     Because there is no par value attributable to the Company's Common
 Stock, the Reverse Split Proposal, if approved, would have no effect on the allocation of capital on the Company's statement of shareholder's equity.

     The Company's Common Stock is presently registered under
Section 12(g)
 of the Securities Exchange Act of 1934, as amended (the
"Exchange Act"),
 and, as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Split will not significantly reduce the number of shareholders of the Company or affect the registration of the Common Stock under the Exchange Act, and the
 Company has no intention of terminating registration under the Exchange
 Act in order to become a "private" company.

 Exchange of Stock Certificates

     As soon as practicable after the Effective Date, the Company will send letters of transmittal to all shareholders of record on the Effective Date for use in transmitting stock certificates representing shares outstanding prior to the Reverse Split ("old certificates") to the Company. Upon proper completion and execution of the letter of transmittal and return thereof to the Company, holders of record on the Effective
Date will
 receive certificates ("new certificates") representing the number of whole shares of Common Stock into which their shares have been converted as a result of the Reverse Split, together with cash in
 the amount to which they are entitled in lieu of any fractional shares resulting from the Reverse Split. Until surrendered, each outstanding old certificate held by a shareholder of record shall be deemed for all purposes as of the Effective date to represent only the number of whole shares and the right to receive cash, if any, to which such holder is entitled as a result of the Reverse Split.

 Federal Tax Consequences of the Reverse Split

     The following discussion describes certain federal income tax consequences of the proposed Reverse Split to shareholders of the Company who are citizens or residents of the United States, other than shareholders who received their Common Stock as compensation. In general, the federal income tax consequences of the Reverse Split will vary among shareholders depending upon whether they receive (1) solely cash for their shares, (2)
 solely new certificates, or (3) new certificates plus cash for the fractional shares, in exchange for old certificates. In addition, the actual consequences for each shareholder will be governed by the specific facts and circumstances pertaining to his or her acquisition and ownership of shares of the Company's Common Stock. Thus, the Company makes no representations concerning specific tax consequences for any of its shareholders and recommends that each shareholder consult with his or her tax advisor concerning the tax consequences (including federal, state and local income or other tax) of the Reverse Split. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal
 Revenue Service regarding the federal income tax consequences of the Reverse
 Split.  However, the Company believes that because the Reverse
Split is not
 part of a plan to periodically increase a shareholder's proportionate interest in the assets or earnings and profits of the Company, the Reverse
 Split should have the following federal income tax effects:

     1. A shareholder who owns fewer than ten shares of the Company's
 Common Stock
 before the Reverse Split, and who therefore receives only cash as a result of the Reverse Split, will generally be treated as having sold his or her shares of Common Stock represented by old certificates and will recognize gain to the extent that the cash received exceeds his basis in suchshares of Common Stock.

     2. A shareholder who owns ten or more shares and whose shares are evenly divisible by ten before the Reverse Split (i.e., a shareholder who is entitled to receive solely new certificates) will not recognize gain or loss on the exchange. In the aggregate, the shareholder'sbasis in the shares of Common Stock represented by new certificates will equal his or her basis in the shares of Common Stock represented by the old certificates.

     3. A shareholder who owns ten or more shares and whose shares are not evenly divisible by ten before the Reverse Split (i.e., a shareholder who is entitled to receive both new certificates and cash in exchange for his old certificates) will not recognize gain or loss on the exchange of old certificates for new certificates. In the aggregate, the shareholder's basis in the shares of Common Stock represented by new certificates will equal his or her basis in the highest
 number of shares of Common Stock represented by old certificates that was evenly divisible by ten. A shareholder will generally be treated as having sold the shares not evenly divisible by ten, and will recognize gain to the extent the cash received exceeds the shareholder's basis in the shares. If the shareholder's basis in the shares is greater than the cash received, then no gain or loss will be recognized, and the shareholder's basis in the shares of Common Stock represented by new certificates will equal the shareholders's basis in the shares of Common Stock represented by old certificates less the amount of cash received.

     4. The Reverse Split will constitute a reorganization within the meaning of Section 368(a)(E) of the Internal Revenue Code of 1986, and the
 Company will not recognize any gain or loss as a result of the Reverse Split.

 Required Vote; Board Recommendation

     THE REVERSE SPLIT PROPOSAL MUST BE APPROVED BY THE
 AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF THE
 COMPANY'S COMMON STOCK.  THE BOARD OF DIRECTORS OF THE
 COMPANY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE REVERSE
 SPLIT PROPOSAL.

             COMPLIANCE WITH REPORTING REQUIREMENTS

     Section 16(a) of the 1934 Act requires the Company's directors, executive officers, and any persons holding more than ten percent of the
 Company's Common Stock to report their initial ownership of the Company's
 Common Stock and any subsequent changes in that ownership to the SEC.
 Reports of changes in ownership generally are required to be filed by the tenth day of the month following the transaction.

     Based solely on its review of such reports, the Company believes that during the fiscal year ended March 31, 1998, all filing requirements applicable to its directors and executive officers were satisfied. The
 Company is not aware of any beneficial owner of more than ten percent of the
 Company' s Common Stock.

                         OTHER MATTERS

     The Board of Directors has no knowledge of any other business to come before the Meeting and does not intend to present any other matters.
 However, if any other business properly comes before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their best judgment.

                     SHAREHOLDER PROPOSALS

     Any shareholder of the Company who wishes to present a proposal to be considered at the 1999 Annual Meeting of Shareholders, and who wishes to have the proposal included in the Company's proxy statement and form of proxy relating to that meeting, must deliver the proposal in writing to the
 Company at 5336 North 19th Avenue, Phoenix, Arizona 85015, no later than
 March 15, 1999.

  This Proxy is Solicited on behalf of the Board of Directors
                     COLONIAL TRUST COMPANY
    Annual Meeting of Shareholders Dated September 24, 1998



     The undersigned shareholder of COLONIAL TRUST COMPANY, an Arizona corporation (the "Company"), hereby acknowledges receipt of the Notice of
 Annual Meeting of Shareholders and Proxy Statement of the
Company dated
 August 17, 1998, and hereby appoints John K. Johnson and Lynn
R. Camp, and
 each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders to be held on September
24, 1998,
 at 10:00 a.m. local time at the Company's offices at 5336
North 19th
 Avenue, Phoenix, Arizona, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

 1.   ELECTION OF DIRECTORS:

    __ FOR all nominees listed below      _____ WITHHOLD
AUTHORITY to vote
      (except as indicated)                   for all nominees
listed below

 If you wish to withhold authority to vote for any individual nominee strike a line through that nominee's name in the list below.

 John K. Johnson     Lynn R. Camp   Michael Borger      Gerald
G. Morgan, Jr.

 2.   REVERSE STOCK SPLIT PROPOSAL:

__ FOR reverse stock split proposal ___ AGAINST reverse stock split proposal


 THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY
DIRECTION IS
 INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND AS
SAID
 PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE
 THE MEETING.

 A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof
(or if only
 on shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

                                   Date: ____________, 1998

______________________________
________________________________
           Signature                                   Signature



 (This Proxy should be dated, signed by
 the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope.
 Persons signing in a fiduciary capacity
 should so indicate. If shares are held by joint tenants or as community property, both shareholders should sign)



                            SCHEDULE 14A
                            (Rule 14a-101
               INFORMATION REQUIRED IN PROXY STATEMENT
                      SCHEDULE 14a INFORMATION
     Proxy Statement Pursuant to Section 14(a) of the Securities
         Exchange Act of 1934 (Amendment No.               )

Filed by the Registrant X
Filed by a Party other than the Registrant

Check by the appropriate box:

   Preliminary Proxy Statement               Confidential For
Use of the
                                             Commission Only
(as permitted
                                             By Rule 14a-6 (e)
(2)
   Definitive Proxy Statement
   Definitive Additional Materials
   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

 COLONIAL TRUST COMPANY

(Name of Registrant as Specified in Its Charter)



(Name of Person(s) Filing Proxy Statement, if other Than the
Registrant)

Payment of Filing Fee (Check the appropriate box):
  X  No fee required.
  Fee computed on table below per Exchange Act Rules 14a-6 (I)
(1) and 0-11.



    (1) Title of each class of securities to which transaction applies:



     (2) Aggregate number of securities to which transaction applies:



     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



     (4)  Proposed maximum aggregate value of transaction:



     (5) Total fee paid:



       Fee paid previously with preliminary materials:




       Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11 (a) (2) and identify the filing for which the off setting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)Amount previously paid:


     (2) Form , Schedule or registration Statement No.:

     (3) Filing Party:


     (4) Date Filed: